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                         BUTTREY FOOD AND DRUG COMPANY
                             601 6th Street, S.W.
                          Great Falls, Montana 59404

                               November 25, 1996


Peter J. Sodini
c/o Freeman Spogli & Co.
11100 Santa Monica Boulevard
Suite 1900
Los Angeles, California 90025

          Re: Extension and Modification to Consulting Agreement made and entered into as of the 1st day of July, 1991 by and between Buttrey Food and Drug Company and Peter J. Sodini, as extended and modified by letters dated April 29, 1993, October 28, 1993, November 21, 1994 and November 20, 1995
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Dear Pete:

          Reference is made to that certain Consulting Agreement made and entered into as of the 1st day of July, 1991 by and between Buttrey Food and Drug Company (the "Company") and yourself, as extended and modified by those certain letters dated April 29, 1993, October 28, 1993, November 21, 1994 and November 20, 1995 (collectively, the "Agreement"). This letter is intended to confirm our oral agreement to extend the term of the Agreement for an additional six month term, from July 1, 1996 through December 31, 1996. The terms of the extended Agreement are to be identical to the terms of the prior Agreement, including, in particular, the reduced consulting fee of $75,000 per annum; provided, however, that the Company and you hereby agree to terminate (as of November 30, 1996) each party's obligations (previously specified in Section 3(c) of the Agreement) regarding certain medical benefits to be provided to you.

          Could you please confirm our agreement regarding the extended Agreement by executing this letter where indicated below and returning the executed copy to my attention at the address above.

                              Very truly yours,

                              BUTTREY FOOD AND DRUG COMPANY


                               /s/ Joseph H. Fernandez
                              ------------------------------------------------
                              Joseph H. Fernandez
                              Chairman, President and Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED:


 /s/ Peter J. Sodini
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Peter J. Sodini